UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TESI	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2024, Titan Environmental Solutions Inc. (the “Company”), through its wholly-owned subsidiary, Titan Trucking, LLC, a Michigan limited liability company (the “Buyer”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Dominic Campo and Sharon Campo (each a “Seller” and collectively, the “Sellers”), and Standard Waste Services, LLC, a Michigan limited liability company (the “Target”), pursuant to which, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), the Sellers will sell, transfer, convey, and assign to the Buyer, and the Buyer will purchase, receive, and assume from the Sellers, 100% of the outstanding membership interests of the Target (the “Membership Interests”). In connection with the Purchase Agreement, Buyer paid to Sellers a cash deposit in the amount of $652,000 (the “Closing Deposit”) which will not be refundable, but will reduce the Cash Consideration (as defined below) if the Closing occurs.

In exchange for the Membership Interests, the Buyer shall pay the following consideration (the “Purchase Price”): (a) $10,440,000 in cash (the “Cash Consideration”), less the Closing Deposit; provided, that, at the Closing, $300,000 of the Cash Consideration will be placed in escrow for the benefit of the Buyer to satisfy indemnification obligations of the Sellers; (b) an amount equal to the aggregate amount paid by the Target for purchases of new trucks and trailers for the period from June 7, 2023 through the date of the Closing (the “Closing Date”) in an amount not to exceed $533,000; (c) an amount of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), or at the Sellers’ option prior to the Closing, shares of a series of convertible preferred stock of the Company, equal to $2,610,000, based on a per share price of Common Stock of $0.05 or a per share price of preferred stock of $10.00 per share (the “Investment Shares”); and (d) an amount of Investment Shares or cash, as elected by the Sellers, equal to $150,000 if the Closing occurs on or after February 2, 2024. In addition, the Purchase Price shall be reduced by the amount of indebtedness of the Target as of the Closing Date and the amount of any fees and expenses of the Target or the Sellers related to the negotiation and entry into the Purchase Agreement that are not paid prior to the Closing. The Purchase Price is also subject to adjustment post-Closing based on the amount of working capital of the Target at the Closing and other adjustments as described in the Purchase Agreement.

The Purchase Agreement contains customary conditions for Closing for each of the Buyer and the Sellers. In addition, the Purchase Agreement contains customary representations, warranties, and covenants of the Buyer, the Sellers, and the Target, which the representations and warranties of the parties, except for customary fundamental representations, will remain in effect for eighteen months following the Closing Date.

The Purchase Agreement also provides that the Sellers, for a period of five years from the Closing Date, will not engage in a business that competes with the business of the Target or the Buyer in the State of Michigan.

Additional agreements ancillary to the Purchase Agreement will be executed at the Closing, including but not limited to an escrow agreement, assignments of the Membership Interests, an employment agreement by and between the Buyer and Dominic Campo, and an assignment and assumption of guaranty by the Buyer of certain secured indebtedness of the Target.

The Purchase Agreement may be terminated (i) at any time prior to Closing by the mutual prior written consent of the Buyer and the Sellers; (ii) by the Buyer or the Sellers if the Closing has not occurred on or before February 29, 2024; (iii) by either the Buyer or the Sellers if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the other party set forth in the Purchase Agreement has occurred; or (iv) by the Buyer or the Sellers if there is any law or governmental order that prohibits or restrains the consummation of the transactions contemplated by the Purchase Agreement.

If the Purchase Agreement is validly terminated, the transactions contemplated therein will become void and of no further force or effect without any further action of or liability to indemnitees (absent fraud, or any willful breach of the Purchase Agreement by a party thereto), and the Sellers will retain the Closing Deposit.

The foregoing description of the Purchase Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement and the transactions contemplated hereby is incorporated by reference herein. The Investment Shares to be issued to Sellers will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or all of the Company, the Target, and the Sellers to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company neither presently knows nor currently believes are material that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 7.01 Regulation FD Disclosure

On January 16, 2024, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is included as Exhibit 99.1 and is hereby incorporated by reference.

On January 16, 2024, the Company issued a press release announcing that the Company’s name and symbol change will become effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace at the open of business on January 16, 2024. As previously disclosed, the Company effected a change in its name and jurisdiction of incorporation from TraQiQ, Inc., a California corporation, to Titan Environmental Solutions Inc., a Nevada corporation, effective January 10, 2024. A copy of the press release is included as Exhibit 99.2 and is hereby incorporated by reference.

Exhibit 99.1 and Exhibit 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement by and among Dominic Campo and Sharon Campo, as the Sellers, Standard Waste Services, LLC, as the Target, and Titan Trucking, LLC, as Buyer, dated January 12, 2024
99.1	Press Release of Titan dated January 16, 2024 entitled “Titan Environmental Solutions Inc. Announces Agreement to Purchase Standard Waste Services, LLC”
99.2	Press Release of Titan dated January 16, 2024 entitled “Titan Environmental Solutions Inc. Begins Trading Under New Name and Symbol”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. In addition, certain portions of this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(6) promulgated under the Exchange Act. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer